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                                                                       Exhibit n

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------

We hereby consent to the use in this Pre-effective Amendment No. 4 to the Registration Statement on Form N-2 of our report dated October 7, 2004, relating to the financial statements of the Nuveen Equity Premium Income Fund, which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

Chicago, Illinois
October 25, 2004